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                                                                   EXHIBIT 10.3
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                            APOGENT TECHNOLOGIES INC.

                              AMENDED AND RESTATED
                          1993 LONG-TERM INCENTIVE PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT

         THIS AGREEMENT is made and entered into as of the [day] day of [month, year], between Apogent Technologies Inc., a Wisconsin corporation (the "Company"), and [optionee] (the "Participant") in connection with the grant of a Nonqualified Stock Option under the Sybron International Corporation Amended and Restated 1993 Long-Term Incentive Plan.

                              W I T N E S S E T H:

         WHEREAS, the Participant is an employee of the Company or one of its Subsidiaries in a key position, and the Company desires to promote the success and enhance the value of the Company by linking the personal interests of the Participant to those of Company shareholders, and by providing the Participant with an incentive for outstanding performance;

         AND WHEREAS, in light of the above, the Company desires to grant to the Participant a Nonqualified Stock Option to purchase shares of Company common stock under the Company's Amended and Restated 1993 Long-Term Incentive Plan.

         NOW, THEREFORE, in consideration of these premises, the parties agree that the following shall constitute the Agreement between the Company and the
Participant:

         1.       Definitions.  For purposes of this Agreement,  the terms used
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                  herein shall have the meanings  specified in the Plan, a copy of which is attached hereto and incorporated herein by reference pursuant to Section 10 below.

         2.       Grant of Nonqualified Stock Option. Subject to the terms and
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                  conditions set forth herein, the Company grants to the
                  Participant a Nonqualified Stock Option to purchase from the Company [# of Shares] Shares at an Option Price of [US$00.00] per share, subject to adjustment as provided in Section 8 hereof. This Option shall vest and become exercisable as follows: (a) as to [QtrShr] shares any time after December 7, 2002, and (b) an additional [1/48Share] shares after the [day] day of each month thereafter for the next 36 months until this option is fully vested (i.e., 100% vested in four years).

This Option shall expire on [month day, year]; provided, however, that (i) if
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the Participant's employment with the Company is terminated prior to the exercise in full of this Option, then the rules of Section 7 hereof shall apply, and (ii) notwithstanding anything to the contrary herein, the Company shall not be required to issue or transfer any certificates for Shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and, if applicable, such Shares shall have been duly listed on any securities exchange on which Shares may then be listed.

         3.       Notice of Exercise. This Option may be exercised in whole or
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in part, from time to time, in accordance with Section 2 by the delivery of written notice to the Vice President of Human Resources of the Company at the address provided in Section 13, which notice shall:

         (a) specify the number of Shares to be purchased and the total Option Price to be paid therefor;

         (b) if the person exercising this Option is not the Participant himself or herself, contain or be accompanied by evidence satisfactory to the Committee of such person's right to exercise this Option; and

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         (c)      be accompanied by payment in full of the Option Price (i) in cash or its equivalent, or (ii) with the Committee's consent, by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the Option Price (provided such previously acquired Shares have been held by the Participant for at least 6 months prior to such tender),
                  (iii) with the Committee's consent, by a combination of cash and such tendered Shares, or (iv) with the Committee's consent, through a cashless exercise as permitted under Federal Reserve Board Regulation T or by any other means which the Committee deems consistent with the Plan and applicable law.

As soon as practicable after receipt of an exercise notice and full payment of the Option Price, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased upon the exercise. The Committee may impose such restrictions on any Shares acquired pursuant to an exercise as it deems advisable, including without limitation restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under blue sky or state securities laws applicable to such Shares.

         4.       Transfer and Exercise of Option. This Option shall not be
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sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. During the Participant's lifetime, this Option may be exercised only by him or her. In accordance with the provisions of the Plan, the Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) who shall be entitled to exercise this Option in the event of the Participant's death and to the extent this Option is exercisable at that time. In the absence of any such designation, this Option may be exercised, to the extent exercisable, by the administrator of the Participant's estate.

         5.       Status of Participant.  The Participant shall not be deemed a
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stockholder of the Company with respect to any of the Shares subject to this
Option, except to the extent that such Shares shall have been purchased and transferred to him.

         6.       No Effect on Capital Structure. This Option shall not affect
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the right of the Company or any Subsidiary thereof to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize.

         7.       Premature Expiration of Option.
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         7.1      Termination of Employment Other Than For Cause. (a) If the
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employment of the Participant shall terminate for any reason other than Cause, this Option, to the extent (if any) it is not yet exercisable, shall terminate immediately and be forfeited to the Company; provided, however, that if the employment of the Participant shall terminate by reason of death, disability or retirement and further that this Option has been held by the Participant for at least six (6) months from the date of grant at the time of such termination, this Option, to the extent it is not yet exercisable, shall immediately vest and remain exercisable until the earlier to occur of one (1) year from the date of termination or the scheduled expiration date of this Option; and provided further that the Committee, in its sole discretion, shall have the right to immediately vest, upon any other termination without Cause, all or any portion of this Option, subject to such terms as the Committee, in its sole discretion, deems appropriate, provided that the maximum exercise period which may be permitted upon any such acceleration of vesting shall be the shorter of one year or the scheduled expiration date of this Option.

                  (b) To the extent that this Option is exercisable as of the effective date of a termination other than for Cause, this Option may be exercised by the Participant within the period beginning on the effective date of termination and ending on the earlier to occur of the scheduled expiration date of the Option or: (i) one year following the effective date of termination in the case of termination by reason of death, disability or retirement, and
(ii) three months following such date in the case of termination for any other reason (other than for Cause).

         7.2      Termination of Employment For Cause. If the employment of the
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Participant shall terminate for Cause, this Option shall terminate immediately and be forfeited to the Company, and no additional exercise period shall be allowed, regardless of the exercisability of this Option at the time of such termination.

         8.       Adjustments Upon Changes in Capitalization, Merger, Etc.
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Notwithstanding any other provision herein, in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock

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dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares subject to this Option and the Option Price as may be determined by the Committee, in its sole discretion, to be appropriate and equitable to prevent dilution or enlargement of rights, provided that any fractional share resulting from such adjustment shall be eliminated.

         9.       Committee Authority. Any question concerning the
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interpretation of this Agreement, any adjustments required to be made under
Section 8 of this Agreement, and any controversy which may arise under this Agreement shall be determined by the Committee, in its sole discretion, which determination shall be final, conclusive and binding on all Persons, including without limitation the Company and the Participant.

         10.      Plan Controls. The terms of this Agreement are governed by the
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terms of the Plan, a copy of which is attached hereto as Exhibit A and made a part hereof as if fully set forth herein, and in the case of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

         11.      Change In Control. Upon the occurrence of a Change in Control,
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unless otherwise specifically prohibited by law, this Option shall become immediately exercisable and shall remain as such for the duration of its term; provided, however, the Committee shall have authority to make any modifications to this Option which are consistent with the provisions of the Plan and determined by the Committee to be appropriate before the effective date of the Change in Control.

         12.      Tax Withholding. The Company shall have the power and right to
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deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes required by law to be withheld with respect to the grant of this Option, its exercise or any payment made under or as a result of this Option or the Plan. The Participant may elect, subject to the approval of the Committee, to satisfy this withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum marginal total tax which could be imposed on the transaction. Any such election shall be irrevocable, made in writing, signed by the Participant and comply with one of the following requirements:

         (a) Written notice of the withholding election is delivered to the Committee at least six months prior to the date specified by the Participant on which the Option exercise is to occur; or

         (b) The withholding election is made in connection with an Option exercise which occurs during a Window Period.

         13.      Notice. Whenever any notice is required, permitted or
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contemplated hereunder, such notice shall be given to the non-notifying party via hand delivery or United States mail, postage prepaid, at the address stated below or at such other address specified in a notice given hereunder:

         If to the Company:                      APOGENT TECHNOLOGIES INC.
                                                 48 Congress Street
                                                 Portsmouth, NH 03801
                                                 Attention:  Vice President
                                                             of Human Resources

         If to the Participant:                  [name of optionee]
                                                 c/o [name of company]
                                                 [address]
                                                 [city, state zip]
                                                 [country]

Any notice given via United States mail shall be deemed effectively given two
(2) days after mailing.

         14.      Tax  Treatment. This Option is not intended to qualify as,
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and shall not be treated as, an "incentive  stock option" within the meaning of
Section 422 of the Code.

         15.      Governing Law. To the extent not preempted by Federal law,
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this Agreement  shall be construed in accordance  with and governed by the laws of the State of Wisconsin.

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         16.      Successors. All obligations of the Company under this
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Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         17.      Employment/Participation. Nothing in this Agreement shall
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interfere with or limit in any way the right of the Company to terminate the
Participant's employment at any time, nor confer upon the Participant any right to continue in the employ of the Company. Furthermore, nothing contained herein shall confer upon the Participant any right to be selected to receive an award in the future under the Plan.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and the Participant has hereunto set his hand on the day and year first above written.

APOGENT TECHNOLOGIES INC.

________________________________________________
VICE PRESIDENT OF HUMAN RESOURCES

________________________________________________
SIGNATURE OF PARTICIPANT

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